SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) June 27, 2002
       ------------------------------------------------------------------
                             MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     0-24919                   73-1515699
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                       Identification No.)

                                 201 Ann Street
                           Hartford, Connecticut 06103

                         (Address of principal executive
                           offices including zip code)

                                 (860) 527-5359

                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)

THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE VARIOUS RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE RISKS DETAILED FROM TIME TO TIME IN MDI ENTERTAINMENT, INC.'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING, BUT NOT LIMITED TO, THOSE DESCRIBED IN THE FORM 10-KSB AND FORM 10-KSB/A, FILED APRIL 2, 2001 AND APRIL 25, 2001, RESPECTIVELY.


ITEM 5: OTHER EVENTS
        ------------

        On June 27, 2002, MDI Entertainment, Inc. (the "Company") announced that International Capital Partners, LLC ("ICP") and the Company have mutually terminated discussions relating to ICP's preliminary proposal to acquire a majority interest in the Company. See the Company's Press Release, dated June 27, 2002, relating to this event, which is attached hereto as Exhibit 99.1. The information contained in such Press Release is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

        (c) Exhibits.

        Exhibit No.     Description

        99.1            Press Release, dated June 27,2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MDI ENTERTAINMENT, INC.
                                                (Registrant)


     Dated   June 27, 2002                       By:   /s/ Steven Saferin
              -------------                           -------------------------
                                                      Steven M. Saferin
                                                      President and Chief
                                                      Executive Officer


                                 EXHIBIT INDEX

        Exhibit No.     Description

        99.1            Press Release, dated June 27,2002.